                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8 - K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): August  22,  1995
                                                   -----------------
                                                     (June 8, 1995)
                                                   -----------------

                            OSICOM TECHNOLOGIES, INC
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEW JERSEY               0-15810              22-2367234
        ----------------------       -----------        ------------------
        (STATE OR JURISDICTION       (COMMISSION          (IRS EMPLOYER
            OF INCORPORATION)        FILE NUMBER)       IDENTIFICATION NO.)

        1800 STEWART STREET, SANTA MONICA, CALIFORNIA          90404
        ---------------------------------------------        ----------
           (Address of principal executive offices)          (zip code)

        Registrant's telephone number, including area code:  (310) 828-7496
                                                              -------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired                                      (Pages 3-12)

(b)  Pro Forma Financial Information                                                (Pages 13 - 14)


SIGNATURES                                                                          (Page 15)

                            DYNAIR ELECTRONICS, INC

                              FINANCIAL STATEMENTS

                                  MAY 31, 1995

                               TABLE OF CONTENTS

                                                                           Pages
                                                                          --------
Independent Accountants' Report                                                4

Balance Sheets as of January 31 and May 31, 1995                           5 - 6

Statements of Operations and (Retained Earnings) Accumulated Deficit
Eight Months Ended January 31, 1994, Year Ended January 31, 1995
 and Four Months Ended May 31, 1995                                            7

Statements of Cash Flows Eight Months Ended January 31, 1994,
 Year Ended January 31, 1995 and Four Months Ended May 31, 1995                8

Notes to Financial Statements                                             9 - 12

                             WEINBAUM & YALAMANCHI
[LOGO]                   Certified Public Accountants


                        Independent Accountants' Report


The Stockholder
Dynair Electronics, Inc.

       We audited the accompanying balance sheets of Dynair Electronics, Inc. (Dynair) as of January 31 and May 31, 1995 and the related statements of operations and (retained earnings) accumulated deficit and cash flows for the eight months ended January 31, 1994, the year ended January 31, 1995 and the four months ended May 31, 1995. These financial statements are the responsibility of Dynair's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, Dynair's financial position as of January 31 and May 31, 1995 and the results of its operations and cash flows for the eight months ended January 31, 1994, year ended January 31, 1995 and four months ended May 31, 1995 in conformity with generally accepted accounting principles.

       As discussed in financial statement Note 15, Dynair changed its method of allocating overhead to inventory during the eight months ended January 31, 1994.



                                           /s/ Weinbaum & Yalamanchi
                                           -------------------------------
                                           Weinbaum & Yalamanchi

Canoga Park, California
August 8, 1995

dynar

                            Dynair Electronics, Inc.
                                 Balance Sheets
                          January 31 and May 31, 1995

                                     ASSETS

                                                                January             May
                                                              -----------       -----------
Current Assets
Cash                                                          $    19,000
Accounts receivable (less $23,000 and $24,000 allowances
             for doubtful accounts)                               309,000       $   266,000
Costs in excess of billings (Note 11)                                               107,000
Inventories (Note 5)                                            1,018,000           913,000
Prepaid expenses                                                   77,000            68,000
                                                              -----------       -----------
Total current assets                                            1,423,000         1,354,000
                                                              -----------       -----------
Property and Equipment
Land (Note 3)                                                     266,000           266,000
Building (Note 3)                                                 552,000           552,000
Building improvements (Note 3)                                    380,000           380,000
Machinery and equipment                                           851,000           859,000
Office equipment and computers                                    472,000           472,000
Assets under capital lease (Note 9)                               151,000           151,000
                                                              -----------       -----------
                                                                2,672,000         2,680,000
Accumulated depreciation                                       (1,876,000)       (1,911,000)
Accumulated amortization of leased assets                         (66,000)          (75,000)
                                                              -----------       -----------
                                                                  730,000           694,000
                                                              -----------       -----------
Other assets                                                       66,000
                                                              -----------       -----------
                                                              $ 2,219,000       $ 2,048,000
                                                              ===========       ===========


   The accompanying notes are an integral part of these financial statements.

                            Dynair Electronics, Inc.
                                 Balance Sheets
                          January 31 and May 31, 1995

                      LIABILITIES AND STOCKHOLDERS EQUITY

                                                                January             May
                                                              -----------       -----------
Current Liabilities
Outstanding checks payable                                                      $    25,000
Stockholder loan (Note 4)                                                            20,000
Accounts payable                                              $   629,000           650,000
Accrued expenses (Note 6)                                         379,000           492,000
Bank loan (Note 3)                                                580,000           560,000
Current portion of capitalized lease obligation (Note 9)           26,000            26,000
                                                              -----------       -----------
Total current liabilities                                       1,614,000         1,773,000
                                                              -----------       -----------
Capitalized lease obligation (Note 9)                              78,000            70,000
Deferred income taxes (Note 13)                                    28,000
Commitments and contingencies (Note 2)

Stockholders' Equity
Common stock, par value $1.00
             1,000,000 shares authorized
             510,544 shares outstanding                           511,000           511,000
Additional paid-in-capital                                        400,000           400,000
Accumulated deficit                                              (412,000)         (706,000)
                                                              -----------       -----------
Total stockholders' equity                                        499,000           205,000
                                                              -----------       -----------
                                                              $ 2,219,000       $ 2,048,000
                                                              ===========       ===========





   The accompanying notes are an integral part of these financial statements.

                            Dynair Electronics, Inc.
      Statements of Operations and (Retained Earnings) Accumulated Deficit
                      Eight Months Ended January 31, 1994
         Year Ended January 31, 1995 and Four Months Ended May 31, 1995


                                                                    January          January            May
                                                                      1994            1995             1995
                                                                 -----------       -----------       ----------
Net sales (Notes 8 & 11)                                         $ 2,351,000       $ 3,438,000       $1,567,000
                                                                 -----------       -----------       ----------
Cost of sales                                                      1,370,000         1,900,000          770,000
Inventory writedowns                                                  48,000            68,000          148,000
                                                                 -----------       -----------       ----------
                                                                   1,418,000         1,968,000          918,000
                                                                 -----------       -----------       ----------
Gross margin                                                         933,000         1,470,000          649,000
                                                                 -----------       -----------       ----------
Selling, general and administrative expenses
             (Notes 10 & 12)                                       1,025,000         1,363,000          535,000
Research and development                                             551,000           862,000          343,000
                                                                 -----------       -----------       ----------
                                                                   1,576,000         2,225,000          878,000
                                                                 -----------       -----------       ----------
Operating loss                                                       643,000           755,000          229,000
                                                                 -----------       -----------       ----------
Interest expense                                                      26,000           148,000           65,000
Loss on fixed asset sales                                             25,000
                                                                 -----------       -----------       ----------
                                                                      51,000           148,000           65,000
                                                                 -----------       -----------       ----------
Loss before cummulative effect of accounting change                  694,000           903,000          294,000
Cummulative effect to May 31, 1993
             of accounting change (Note 15)                           47,000
                                                                 -----------       -----------       ----------
Net loss                                                             647,000           903,000          294,000
Accumulated deficit (retained earnings)-beginning of period       (1,138,000)         (491,000)         412,000
                                                                 -----------       -----------       ----------
Accumulated deficit (retained earnings)-end of period            ($  491,000)      $   412,000       $  706,000
                                                                 ===========       ===========       ==========




   The accompanying notes are an integral part of these financial statements.

                            Dynair Electronics, Inc.
                            Statements of Cash Flows
                      Eight Months Ended January 31, 1994
         Year Ended January 31, 1995 and Four Months Ended May 31, 1995


                                                                                January         January         May
                                                                                 1994            1995           1995
                                                                               ---------       ---------      ---------
Operating cash flows:
Net loss                                                                       ($647,000)      ($903,000)     ($294,000)
Adjustments to reconcile net loss to cash used by operations
   Depreciation and amortization                                                 138,000         157,000         44,000
   Changes in operating assets
        Accounts receivable                                                      253,000         103,000         43,000
        Costs in excess of billings                                                                            (107,000)
        Inventories                                                               86,000         (38,000)       105,000
        Prepaid expenses                                                          (6,000)         11,000        (19,000)
        Outstanding checks payable                                                                               25,000
        Accounts payable                                                         (79,000)        431,000         21,000
        Accrued expenses                                                        (132,000)        (11,000)       113,000
        Other assets                                                               2,000         110,000         66,000
                                                                                --------         -------        -------
Cash used by operations                                                          385,000         140,000          3,000
                                                                                --------         -------        -------
Investing cash flows:
   Property acquisitions                                                          19,000          31,000          8,000
                                                                                --------         -------        -------
Cash used by investing activities                                                 19,000          31,000          8,000
                                                                                --------         -------        -------
Financing cash flows:
   Bank loan                                                                     400,000
   Payment of bank loan                                                                          (20,000)       (20,000)
   Reduction in capitalized lease obligations                                    (15,000)        (13,000)        (8,000)
   Stockholder loan                                                                                              20,000
                                                                                --------         -------        -------
Cash provided (used) by financing activities                                     385,000         (33,000)        (8,000)
                                                                                --------         -------        -------
Decrease in cash (Note 7)                                                        (19,000)       (204,000)       (19,000)
Cash - beginning of period                                                       242,000         223,000         19,000
                                                                                --------         -------        -------
Cash - end of period                                                            $223,000         $19,000             $0
                                                                                ========         =======        =======





   The accompanying notes are an integral part of these financial statements.

                            Dynair Electronics, Inc.
                         Notes To Financial Statements
                   January 31, 1994 and 1995 and May 31, 1995

NOTE 1.  Accounting Policies and Operations

Basis of Presentation - The financial statements include the assets and liabilities of Dynair Electronics, Inc. (Dynair) a Delaware corporation.

Business Description - Dynair manufactures products for transmitting, switching and distributing analog and digital information. Dynair sells primarily to commercial contractors and government agencies within the United States.

Inventories - Inventories are valued at the lower of cost, weighted average method, or market.

Property and Equipment - Property and equipment are stated at cost. Depreciation is recorded by the straight-line method over the related assets estimated useful lives. Assets held under capitalized leases are amortized over the lease term. Fully depreciated assets still in use at May 31, 1995 were $1,127,000.

Accounts Receivable - Dynair provides an allowance for doubtful accounts to reduce receivables to net realizable value. Dynair's largest May 31, 1995 receivable was $32,000. Receivables include a $126,000 contract receivable.

Revenue Recognition - Revenue is recognized when products are shipped except for long-term contracts which are recorded by the percentage of completion method. Losses on long term contracts are recorded as they become known. Costs in excess of billings represents revenues in excess of amounts billed. Billings in excess of costs represents billings in excess of revenues recognized.

NOTE 2.  Sale of Dynair

On June 8, 1995 Dynair transferred all of its assets except for real estate to New Dynair. New Dynair assumed all of Dynair's liabilities except the bank loan (Note 3). Simultaneously, Dynair sold New Dynair's stock to Meret Optical Communications, Inc., (Meret) for $270,000 which was New Dynair's May 31, 1995 audited book value.

Meret agreed to pay Dynair additional consideration based on New Dynair's sales for each of the five years ending May 31, 2000. Dynair also leased its premises to New Dynair for three months at $10,000 per month with three 3-month renewal options.

NOTE 3.  Bank Loan

At May 31, 1995 Dynair owed a bank $560,000 bearing interest at .5% over prime, secured by a trust deed on its building and land which Dynair carried at $495,000. The line of credit was last renewed on July 2, 1995. The line of credit requires, among other things, Dynair maintain certain financial ratios and amounts of tangible net worth and working capital. Dynair was in default on the line of credit based on these financial covenants during 1995 and at May 31, 1995 but received waivers from the bank.

NOTE 4.  Stockholder Loan

On April 7, 1995 E.G. Gramman, Dynair's 62% stockholder, lent Dynair $20,000 with interest at .5% percent over prime.

                            Dynair Electronics, Inc.
                   Notes To Financial Statements (continued)
                   January 31, 1994 and 1995 and May 31, 1995

NOTE 5.  Inventories

Inventories were:

                                                  January                 May
                                                -----------           -----------
Raw materials                                   $  827,000            $  804,000
Work in process                                    269,000               339,000
Finished goods                                     191,000               119,000
                                                ----------            ----------
                                                 1,287,000             1,262,000
Obsolescence reserve                               269,000               349,000
                                                ----------            ----------
                                                $1,018,000            $  913,000
                                                ==========            ==========
NOTE 6.  Accrued Expenses

Accrued expenses include:

Vacations                                       $  101,000            $  108,000
Compensation                                        19,000                56,000
Sales commissions                                   99,000               219,000
Warranty                                            35,000                35,000
Other                                              125,000                74,000
                                                ----------            ----------
                                                $  379,000            $  492,000
                                                ==========            ==========

NOTE 7.  Supplemental Cash Flow Disclosures

Interest income and expense approximated cash received and paid for interest for the three periods. Taxes paid were not material. Deferred tax assets and liabilities of $28,000 written off in May 1995 were excluded from the statement of cash flows as they neither used nor provided cash.

NOTE 8.  Sales and Expense Information

Sales and Expenses included these amounts by period:

                                          January        January          May
                                           1994           1995           1995
                                          --------        -------       --------
Export sales                              $334,000        $468,0        $230,000
Sales to US government agencies            360,000        412,000        774,000
Customer A                                     NIL            NIL        169,000
Repair and maintenance expense              29,000         35,000         12,000
Advertising expense                         15,000         49,000            NIL

                            Dynair Electronics, Inc.
                   Notes To Financial Statements (continued)
                   January 31, 1994 and 1995 and May 31, 1995

NOTE 9.  Capitalized Lease Obligation

Capitalized lease obligation was payable in $3,000 monthly installments through 1997 including 10.7% implicit interest and has a $15,000 purchase option.

NOTE 10.  Operating Leases

Rent expense was $2,000, $2,000 and $1,000 for the three periods. New Dynair had no operating lease commitments at May 31, 1995 except as disclosed in
Note 2.

NOTE 11.  Contract in progress at May 31, 1995 is:

Costs incurred on uncompleted contract                                  $429,000
Estimated earnings                                                       193,000
                                                                        --------
                                                                         622,000
Billings to date                                                         515,000
                                                                        --------
Costs in excess of billings                                             $107,000
                                                                        ========

NOTE 12.  Retirement Plan

Dynair has a 401K plan for certain employees which permits Dynair to contribute to the plan. Dynair contributed $53,000; $57,000 and $36,000 for the three periods.

NOTE 13.  Income Taxes

At May 31, 1995 the differences between the book and tax bases of Dynair's assets and liabilities were:

Allowance for doubtful accounts                                       $  24,000
See 263A inventory adjustment                                           190,000
Obsolescence reserve                                                    349,000
Warranty accrual                                                         35,000
Vacation accrual                                                        108,000
Accumulated depreciation                                               (112,000)
                                                                      ---------
                                                                      $ 594,000
                                                                      =========

At May 31, 1995 Dynair had NOL carry forwards available to reduce New Dynair's taxable income usable at the rate of $16,000 per year until 2010. Dynair also had various credits aggregating $200,000 which could be used to reduce taxes payable at the rate of $6,000 per year through 2005. Future tax benefits attributable to the differences between the book and tax basis of Dynair's assets and liabilities and the NOL's realization are not assured and therefore have not been recognized in these financial statements.

NOTE 14.  SUBSEQUENT EVENTS

In June 1995, Meret advanced New Dynair $230,000. In July 1995, Meret advanced New Dynair $60,000 which New Dynair returned in July 1995.

                            Dynair Electronics, Inc.
                   Notes To Financial Statements (continued)
                   January 31, 1994 and 1995 and May 31, 1995

NOTE 15.  CHANGE IN ACCOUNTING PRINCIPLE

Effective May 31, 1993, Dynair changed its method of allocating overheads to work-in-progress and finished goods. Previously, Dynair charged overheads based on direct labor dollars. Since Dynair's direct labor content has decreased as a percentage of sales, Dynair believes that allocating overheads to inventories based on direct materials and direct labor provides a better matching of costs and revenues. The change's effect on income was not material for any of the three periods.

NOTE 16.  PRO FORMA BALANCE SHEET (UNAUDITED)

Had New Dynair been sold on May 31, 1995, Dynair's balance sheet would have been:

Due from Meret                                                        $ 270,000
Land                                                                    266,000
Building                                                                552,000
Building improvements                                                   380,000
Accumulated depreciation                                               (703,000)
                                                                      ---------
                                                                      $ 765,000
                                                                      =========
Bank loan                                                             $ 560,000
Stockholders' equity                                                    205,000
                                                                      ---------
                                                                      $ 765,000
                                                                      =========

ITEM 7(b)  Pro Forma Financial Information

        The following pro forma financial information presents the effects of the acquisition of Dynair Electronics, Inc. by the registrant as if the acquisition had been completed as of April 30, 1995.

        The pro forma financial information is not necessarily indicative of the results of operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical consolidated financial statements of Osicom Technologies, Inc. as reported on Forms 10-QSB and 10-KSB for the three months and the year ended April 30 and January 31, 1995 respectively.


                           OSICOM TECHNOLOGIES, INC.
                 Pro Forma Condensed Consolidated Balance Sheet
                                 April 30, 1995


                                          Company
                                           before                                Pro forma             Pro forma         Pro forma
ASSETS                                   acquisition           Dynair   Ref     adjustments Ref       adjustments      consolidated
                                         -----------           ------   ---     ----------- ---       -----------      ------------
Cash                                        $185,552           $55,000                                                    $240,552
Accounts receivable                          470,648           193,000                                                     663,648
Notes receivable - Affiliates                490,625                                                                       490,625
Notes receivable                             799,502                                                                       799,502
Inventories                                2,795,817         1,174,000  (c)      ($150,000)                              3,819,817
Prepaid expenses                             149,436            64,000                                                     213,436
Property and equipment-net                    45,680           703,517  (b)       (495,000) (c)         $150,000           404,197
Other assets                                  75,747            66,667                                                     142,414
Investment in Dynair                                                    (a)        476,130  (b)         (476,130)
                                          ----------        ----------           ---------             ---------        ----------
TOTAL ASSETS                              $5,013,007        $2,256,184           ($168,870)            ($326,130)       $6,774,191
                                          ==========        ==========           =========             =========        ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Loan payable - bank                         $610,209          $585,000  (b)      ($585,000)                               $610,209
Accounts payable and accrued expenses        956,341         1,285,054                                                   2,241,395
Acquisition debt                                                        (a)        476,130                                 476,130
Negative goodwill                          1,037,817                                                                     1,037,817
                                          ----------        ----------           ---------             ---------        ----------
TOTAL LIABILITIES                          2,604,367         1,870,054            (108,870)                              4,365,551
                                          ----------        ----------           ---------             ---------        ----------
Preferred stock                              250,000                                                                       250,000
Common stock                                 239,180           511,000  (b)       (511,000)                                239,180
Additional paid-in-capital                   793,683           400,000  (b)       (400,000)                                793,683
Retained earnings (Accumulated deficit)    1,125,777          (524,870) (b)        524,870                               1,125,777
                                          ----------        ----------           ---------             ---------        ----------
TOTAL STOCKHOLDERS' EQUITY                 2,408,640           386,130            (386,130)                              2,408,640
                                          ----------        ----------           ---------             ---------        ----------
TOTAL LIABILITIES AND EQUITY              $5,013,007        $2,256,184           ($495,000)                             $6,774,191
                                          ==========        ==========           =========             =========        ==========


(a)  To record acquisition of Dynair by the Company

(b) To eliminate net equity of Dynair and assets and liabilities not acquired and to eliminate investment account on consolidation.

(c) To record difference between historical book and estimated fair value of assets.

                           OSICOM TECHNOLOGIES, INC.
               Pro Forma Condensed Consolidated Income Statements
 For the Twelve Months Ended January 31, and Three Months Ended April 30, 1995

                                                            Company
                                                             before                        Pro forma
                                                           pro forma                      adjustments      Pro forma
                                                          adjustments        Dynair           (a)         consolidated
                                                          -----------     -----------     ------------    ------------
THREE MONTHS ENDED APRIL 30, 1995
---------------------------------
Net sales                                                  $1,174,507      $ 928,000                       $ 2,102,507
Cost of  Sales                                                699,695        465,000                         1,164,695
                                                           ----------      ---------       --------          ---------
Gross Profit                                                  474,812        463,000                           937,812
Selling, General & Administrative  Expenses                   553,551        598,000                         1,151,551
Amortization of Negative Goodwill                             237,717        237,717
Interest expense                                               17,000         45,000         $7,000             69,000
                                                           ----------      ---------       --------          ---------
Net earnings (loss) from continuing operations               $141,978      ($180,000)       ($7,000)          ($45,022)
                                                           ==========      =========       ========          =========

PRIMARY EARNINGS (LOSS) PER COMMON SHARE
Total earnings (loss) per share                                 $0.09         ($0.15)                           ($0.07)
Weighted average shares used in computation                 1,195,898      1,195,898                         1,195,898


TWELVE  MONTHS ENDED JANUARY  31, 1995
--------------------------------------
Net sales                                                  $5,892,356    $ 3,438,000                        $9,330,356
Cost of  sales                                              4,051,409      1,968,000                         6,019,409
                                                            ---------      ---------       --------          ---------
Gross profit                                                1,840,947      1,470,000                         3,310,947
Selling, general & administrative  expenses                 2,058,095      2,225,000                         4,283,095
Amortization of negative goodwill                             950,868                                          950,868
Interest expense                                               84,431        148,000       $ 27,000            259,431
                                                            ---------      ---------       --------          ---------
Net earnings from continuing operations                       649,289       (903,000)       (27,000)          (280,711)
                                                            ---------      ---------       --------          ---------
Loss on discontinued operations                               276,269                                          276,269
                                                            ---------      ---------       --------          ---------
Net earnings (loss)                                          $373,020      ($903,000)      ($27,000)         ($556,980)
                                                           ==========      =========       ========          =========

PRIMARY EARNINGS (LOSS) PER COMMON SHARE
Total earnings (loss) per share                                 $0.21         ($0.86)                           ($0.67)
Weighted average shares used in computation                 1,055,818      1,055,818                         1,055,818

(a)  To recognize interest expense for each period on acquisition debt

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Osicom Technologies, Inc.
                                     (Registrant)

     Dated: August 22, 1995          By:   /s/  Sharon Gill Chadha
                                        ----------------------------------
                                        Sharon Gill Chadha
                                        Chief Executive Officer